THE SWISS
                                   ---------
                                    HELVETIA
                                   ---------
                                   FUND, INC.
                                   ---------
                                   www.swz.com

                                     A SWISS
                                   INVESTMENTS
                                      FUND

                          THE SWISS HELVETIA FUND, INC.

                                EXECUTIVE OFFICES
                          The Swiss Helvetia Fund, Inc.
                                630 Fifth Avenue
                                    Suite 915
                          New York, New York 10111-0001
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED
JUNE 30, 2000

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                          THE SWISS HELVETIA FUND, INC.
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Directors and Officers

Paul Hottinguer
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Eric R. Gabus
VICE CHAIRMAN
(NON OFFICER)

Alexandre de Takacsy
DIRECTOR

Claude Frey
DIRECTOR

Baron Hottinger
DIRECTOR

Claude Mosseri-Marlio
DIRECTOR

Didier Pineau-
Valencienne
DIRECTOR

Stephen K. West, Esq.
DIRECTOR

Samuel B. Witt III, Esq.
DIRECTOR

Rodolphe E. Hottinger
PRESIDENT AND
CHIEF OPERATING OFFICER

Rudolf Millisits
SENIOR VICE PRESIDENT

Philippe Comby
VICE PRESIDENT

Edward J. Veilleux
VICE PRESIDENT AND TREASURER

Paul R. Brenner, Esq.
SECRETARY


INVESTMENT ADVISOR
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
PFPC,Inc.
(800) 852-4750

LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP

For Dividend Reinvestment Information, see page 21.


The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.

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                          THE SWISS HELVETIA FUND, INC.
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Letter to Stockholders

ECONOMIC DEVELOPMENTS
     Global growth has continued to improve. Despite six interest rate increases by the Federal Reserve, the U.S. economy has remained strong. However, recent signs of a slowdown have been emerging. Consumer debt is taking its toll and inflation has been on the rise.

     In Europe in general and Switzerland, in particular, economic growth accelerated during the second quarter and Swiss GDP growth reached a level of 3.4%. There has not been such a pace in economic activity since 1990. In reaction to this acceleration, the Swiss National Bank (SNB) adopted an aggressive stance in setting its monetary policy. After raising interest rates 25 and then 50 basis points in the first quarter, the SNB increased the three month LIBOR (LONDON INTER BANK OFFERED RATE) fluctuation band for the Swiss franc by 50 basis points, to between 3% and 4%, in the month of June. This action flattened the yield curve. While the 10-year government bond yield stayed close to 4%, the one-year yield increased to 3.8%. The SNB this year has changed its policy orientation. When it comes to implementing monetary policy, it will no longer target the amount of liquidity, but rather, the level of interest rates.

     The Swiss unemployment rate subsided to 1.9% in May, the lowest level since 1992. Wage inflation was modest with a progression of only 0.2% in nominal terms. Overall inflation remained in check despite higher energy costs. The Consumer Price Index increase was 1.6% in May.

     The strength of the U.S. economy and the interest rate differential between the U.S. and Switzerland allowed the U.S. dollar to consolidate its early year advance against the Swiss franc. However, for the quarter the Swiss Franc appreciated 2% against the dollar reducing its loss against the U.S. currency to 4.5% for the year. The difference in real returns between the Swiss franc and the U.S. dollar has been reduced by the recent actions of the SNB and by the pick-up in the U.S. inflation. Real interest rates for the 10 year government bonds are 1.8% for the Swiss currency against 2.3% for the U.S. currency.

IMPACT ON THE SWISS STOCK MARKET
     After two years of weak  performance  compared to the U.S. and  Continental
European markets, the Swiss Performance Index (SPI) came back strongly. This happened despite the fact that a tighter monetary policy reduced money supply by 1.2% in absolute terms in March. A combination of lower valuations and lower expectations for Swiss corporate earnings (with a higher potential of possible earnings surprises) attracted international investors. In addition, portfolio managers trying to reduce the risk profile of their investments were attracted to the defensive nature of the Swiss top tier market with its low exposure to economic slowdown. Year-to-date, the SPI was up 2.91% in U.S. dollar terms and 5.39% in Swiss

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                          THE SWISS HELVETIA FUND, INC.
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franc terms.  The other good news was the  resilience of the Swiss mid and small cap segments in the face of Nasdaq's set back. Favorable valuations compared to its international peers and a lower high tech component provided some downside protection to the Swiss Small and Mid Cap Companies1 Index (SPISMC). This Index has returned 21.94% year-to-date and 0.77% for the quarter in local currency terms.

--------------------------------------------------------------------------------
SPI PERFORMANCE BY SECTORS IN LOCAL CURRENCY

                                             PERFORMANCE
--------------------------------------------------------------------------------
 Electronics & Electrical Engineering           +17.1%
--------------------------------------------------------------------------------
 Miscellaneous Services                          +8.0
--------------------------------------------------------------------------------
 Building Materials & Construction               -4.4
--------------------------------------------------------------------------------
 Miscellaneous Industrial                       +15.8
--------------------------------------------------------------------------------
 Machinery                                      +17.6
--------------------------------------------------------------------------------
 Retailers                                       +5.3
--------------------------------------------------------------------------------
 Banks                                          +10.2
--------------------------------------------------------------------------------
 Utilities                                       +3.2
--------------------------------------------------------------------------------
 Chemicals & Pharmaceuticals                     +1.9
--------------------------------------------------------------------------------
 Foods                                          +13.3
--------------------------------------------------------------------------------
 Transportation                                  -8.6
--------------------------------------------------------------------------------
 Insurance                                       -0.3
--------------------------------------------------------------------------------

CORPORATE RESULTS
     The earnings picture for the Swiss market was very good overall. Positive surprises came from the mid-sized asset managers which were able to beat the high market expectations with continuous strength in their businesses. A better pricing environment helped the insurers (especially with international exposure) and cyclical industries have rebounded. In the blue chip segment UBS and Novartis results came out higher than the modest market expectations. The mid-cap growth stocks (semi-conductor, software, telecommunications infrastructure and medical technology) justified the high hopes placed in their earnings potential. Overall, the Fund benefited from its overweighting in the mid-cap segment of the market. In particular, in the financial sector, holdings like Vontobel Holdings Ltd., Julius Baer Holdings Ltd., and Bank Sarasin &Cie outperformed their international peers.

THE SWISS HELVETIA FUND PERFORMANCE
     The Fund continued to outperform the Swiss Performance Index. In addition, Management efforts to create demand for Fund shares have encountered some modest success with the share price outperforming the Net Asset Value over the period. The Fund's stock has been a competitive investment vehicle providing a return of 6.5% over the Standard & Poors 500 Index.

--------------------------------------------------------------------------------
TOTAL RETURN PERFORMANCE*                 U.S.     SWISS
FOR THE SIX MONTHS ENDED 6/30/00        DOLLARS   FRANCS
--------------------------------------------------------------------------------
 SWISS PERFORMANCE INDEX                 2.91%    5.39%
--------------------------------------------------------------------------------
 THE SWISS HELVETIA FUND BASED ON        4.50%    7.01%
   NET ASSET VALUE
--------------------------------------------------------------------------------
 THE SWISS HELVETIA FUND BASED ON        7.13%    9.71%
   MARKET PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions. Returns less than one year are cumulative.
The Swiss Performance Index is unmanaged.
1 The Swiss Small &Medium Companies Index is a total rate of return index of stocks issued by Swiss companies whose shares are traded on the Electronic Bourse System.

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CORPORATE ACTIVITY DURING THE QUARTER
     UBS global shares and Novartis ADRs started to trade on the New York Stock Exchange in May. Besides enlarging their shareholder base, the move should allow both companies to use their stock for possible acquisitions in the United
States. Nestle reinforced its pharmaceutical division by acquiring Summit Technology of the U.S. (a maker of medical laser systems). Zurich eliminated the dual listing of its shares (Zurich Allied in Switzerland and Allied Zurich in London) thereby improving both its liquidity and its chances to be included in the European main indices. Roche completed the spin-off of its flavor and fragrance business, Givaudan, which began trading as an independent company on the Swiss Stock Exchange in May.

--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND -- PORTFOLIO HOLDINGS PER INDUSTRY AS OF JUNE 30, 2000 (PERCENTAGES ARE BASED ON NET ASSET VALUE)
--------------------------------------------------------------------------------
 Life Sciences                                    17.1%
 Banks                                            15.5
 Electrical Engineering &Electronics              14.5
 Pharmaceuticals                                  14.0
 Food &Luxury Goods                               10.6
 Insurance                                         8.6
 Miscellaneous Services                            5.6
 Machinery                                         3.5
 Building Contractors &Materials                   2.4
 Miscellaneous Industries                          2.2
 Chemicals                                         1.8
 Retailers                                         1.6
 Telecommunications                                1.2
 Transportation                                    0.2
 Cash and Equivalents                              1.2
--------------------------------------------------------------------------------
 Total                                           100.0%
--------------------------------------------------------------------------------

OUTLOOK FOR THE SWISS MARKET
     On the currency side, the Swiss franc could benefit from stronger growth in Euroland, its main trading partner, and a possible soft landing of the U.S. economy. However, the strong flow of funds out of Europe into U.S. equities, coming either from the global asset allocation shift by international portfolio managers or from merger & acquisition activities, should limit the downside potential for the U.S. dollar. The Swiss economy is expected to show a progression of 3% for 2000 and 2.5% for 2001. Market participants anticipate the SNB to increase interest rates by an additional 25 basis point in the short term.

--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND -- TEN LARGEST HOLDINGS AS OF JUNE 30, 2000 (PERCENTAGES ARE BASED ON NET ASSET VALUE)
--------------------------------------------------------------------------------
                               COST     MARKET VALUE   % OF TOTAL
                             IN U.S.$     IN U.S.$     NET ASSETS
--------------------------------------------------------------------------------
  1. Novartis Ltd.         $24,690,092  $ 74,602,427     17.1%
  2. Roche Holdings Ltd.    13,091,249    51,590,045     11.8
  3. Nestle AG              13,121,037    44,429,938     10.2
  4. ABB Ltd.               14,539,020    22,380,624      5.1
  5. Credit Suisse Group     7,207,699    22,277,798      5.1
  6. Swiss Reinsurance
     Company                 5,838,682    20,381,268      4.7
  7. UBS AG                  7,241,045    20,216,992      4.7
  8. Zurich Allied Ltd.      4,691,524    14,278,166      3.2
  9. Adecco SA               5,142,887    12,743,656      2.9
 10. Logitech International
     SA                      2,577,850     9,607,392      2.2
--------------------------------------------------------------------------------
     Total                 $98,141,085  $292,508,306     67.0%
--------------------------------------------------------------------------------

     Despite the outlook for higher interest rates, Management expects the Swiss market to perform well for the rest of the year. We base this outlook on a decent valuation of Swiss companies (the average price earnings multiples have not expanded since the Asian crisis)

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                          THE SWISS HELVETIA FUND, INC.
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THE SWISS HELVETIA FUND --
TEN ISSUES HAVING GREATEST APPRECIATION IN 2000 1
--------------------------------------------------------------------------------
                                 Market Price  Market Price
                                    per share     per share
                                    in U.S. $     in U.S. $              %
                                        as of         as of   Appreciation
                                     12/31/99       6/30/00      1999-2000
--------------------------------------------------------------------------------
 1. Logitech International SA(R)        282            712        152.48%
 2. Tecan AG(R)                         424            957        125.71
 3. Swisslog Holding AG (R)             292            490         67.81
 4. Mikron Holding AG(R)                439            736         67.65
 5. Huber &Suhner AG(R)                 402            616         53.23
 6. Feintool International
    Holding (R)                         328            441         34.45
 7. Gretag-Imaging Holding
    AG(R)                               145            192         32.41
 8. Julius Baer Holdings
    Ltd. (B)                          3,019          3,954         30.97
 9. Bank Sarasin &Cie (R)             2,027          2,574         26.99
10. BaloiseHolding (R)                  787            993         26.18

 1 Among issues held for the full six months.
   (B)=Bearer Shares
   (R)=Registered Shares
--------------------------------------------------------------------------------

and a good chance of sustained earnings momentum over the following quarters. The expectations are for 16% earnings growth in 2000 and 12% in 2001.

THE SHARE BUY-BACK RESULTS
     During the second quarter of 2000, the Fund repurchased 512,000 shares. Through June 30, 2000 the Fund has repurchased 765,000 shares of its stock at an average price of $13.69 and an average discount of 20.70%. This program has enhanced stockholder value by $2,699,870.

Sincerely,

/S/ SIGNATURE PAUL HOTTINGUER
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

/S/ SIGNATURE RODOLPHE HOTTINGER
Rodolphe Hottinger
PRESIDENT AND CHIEF OPERATING OFFICER

August 1, 2000

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                          THE SWISS HELVETIA FUND, INC.
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Review of Operations

Trading activity in the first half of 2000 involved changes in the following positions:

NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------
Actelion Ltd.
Givaudan
Kudelski SA
Unaxis Holdings

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------
ABB Ltd.
Geberit AG
Logitech International SA
Mikron Holding AG
Saia-Burgess Electronics Holding AG
Sulzer AG
Swisslog Holding, Inc.
Tecan AG
UBS AG
Vontobel Holding Ltd.

SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
Barry Callabaut Ltd.
Bucher Holding Ltd.
Forbo Holdings SA
Generali Holding
Kuoni Travel Holding Ltd.
Lonza AG
Moevenpick Holding
UBS AG Warrants

                                        6
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                          THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets                                            June 30, 2000
(Unaudited)

                                                    Percent
 No. of                                              of Net
 Shares        Security                 Value        Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%

BANKS -- 15.5%

  2,710 BANK SARASIN & CIE
        REGISTERED SHARES            $ 6,976,830      1.6%
        A bank specializing in
        investment advisor services and
        portfolio management for private
        and institutional customers in
        Europe. (cost $2,721,612)

112,000 CREDIT SUISSE GROUP1
        REGISTERED SHARES             22,277,798      5.1
        A global financial services
        institution whose main holding
        is Credit Suisse.
        (cost $7,207,699)

  2,000 JULIUS BAER HOLDINGS LTD.
        BEARER SHARES                  7,907,319      1.8
        Banking group specializing in
        asset management, investment
        consulting and securities
        trading. (cost $3,660,089)

  1,500 OZ HOLDING AG
        BEARER SHARES                  1,875,690      0.4
        Provides brokerage and banking
        services, specializing in Swiss
        futures and options.
        (cost $1,365,178)

138,000 UBS AG 1
        REGISTERED SHARES             20,216,992      4.7
        Product of the merger of
        Basel-based Swiss Bank Corp. and
        Zurich-based Union Bank of
        Switzerland. The group operates
        globally and has three core
        business units: UBSSwitzerland,
        UBS Asset Management and
        UBSWarburg. (cost $7,241,045)

                                                    Percent
 No. of                                              of Net
 Shares        Security                 Value        Assets
--------------------------------------------------------------------------------

BANKS -- (CONTINUED)

 4,000  VALIANT HOLDING AG
        REGISTERED SHARES            $ 1,701,606      0.4%
        The largest regional bank of
        Switzerland with activities
        focused on mortgage loans and
        commercial business with small
        and mid-sized companies.
        (cost $1,916,008)

 3,000  VONTOBEL HOLDING LTD.
        BEARER SHARES                  6,583,303      1.5
        Provides investment, banking and
        consulting services to private
        and institutional customers.
        (cost $5,458,768)
        -----------------------------
        67,539,538 15.5

BUILDING CONTRACTORS & MATERIALS -- 2.4%

11,000  GEBERIT AG
        REGISTERED SHARES 2            3,674,758      0.8
        Manufactures and supplies water
        supply pipes and fittings,
        installation systems, drainage
        and flushing systems for the
        commercial and residential
        construction markets.
        (cost $3,138,859)

 5,500  HOLDERBANK FINANCIERE GLARUS AG
        BEARER SHARES                  6,742,675      1.6
        Large cement producer with
        worldwide operations.
        (cost $4,368,730)
                                     -----------     ----
                                      10,417,433      2.4

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                          THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets (continued)                                June 30, 2000
(Unaudited)

                                                    Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

CHEMICALS -- 1.8%

17,000  CIBA SPECIALTY CHEMICALS, INC.
        REGISTERED SHARES            $ 1,057,681      0.2%
        Develops, manufactures and
        markets specialty chemical
        products worldwide. These
        products include additives,
        performance polymers, textile
        dyes, consumer care chemicals
        and pigments.
        (cost $185,409)

 5,000  CLARIANT AG
        REGISTERED SHARES              1,857,300      0.4
        Specializes in color chemistry
        and manufactures a range of
        dyestuffs, pigments, chemicals,
        additives and masterbatches for
        the textile, paper, leather,
        plastics, synthetic fibers and
        paint industries.
        (cost $851,870)

 5,650  GIVAUDAN
        REGISTERED SHARES              1,719,520      0.4
        Manufactures and markets
        fragrance and flavor compounds
        with natural and synthetic
        ingredients. (cost $482,769)

 2,000  GURIT-HEBERLEIN AG
        BEARER SHARES                  1,348,535      0.3
        European market leader for wind
        screen bonding systems,
        ski-based and optically pure
        thermoplastic sheeting for the
        auto industry.
        (cost $872,456)

 6,000  SIKA FINANZ AG
        BEARER SHARES                  2,008,091      0.5
        Leading producer of construction
        chemicals. (cost $1,566,863)
                                     -----------     ----
                                       7,991,127      1.8

                                                    Percent
 No. of                                              of Net
 Shares        Security                 Value        Assets
--------------------------------------------------------------------------------

ELECTRICAL ENGINEERING & ELECTRONICS -- 14.5%

187,000 ABB LTD.1$ 22,380,624          5.1%
        Asea Brown Boveri Ltd. is the
        holding company for ABB Group
        which is one of the largest
        electrical engineering firms in
        the world. (cost $14,539,020)

  2,645 BELIMO AUTOMATION AG
        REGISTERED SHARES              1,110,595      0.3
        World market leader in damper
        and volume control actuators for
        ventilation and air conditioning
        equipment.
        (cost $634,557)

 12,000 GRETAG-IMAGING HOLDING AG
        REGISTERED SHARES              2,309,673      0.5
        Manufactures image processing
        equipment and systems.
        (cost $1,100,502)

    430 KUDELSKI SA
        BEARER SHARES 2                5,408,606      1.3
        Designs, produces and
        distributes equipment under the
        'Nagra' brand name for
        professional data display in
        audio and video applications.
        (cost $4,801,037)

 13,500 LOGITECH INTERNATIONAL SA1
        REGISTERED SHARES 2            9,607,392      2.2
        Manufactures personal computer
        input devices, as well as
        producing trackballs, desktop
        publishing programs, and related
        software.
        (cost $2,577,850)

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Statement of Net Assets (continued)                                June 30, 2000
(Unaudited)

                                                    Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

 5,000  SAIA-BURGESS ELECTRONICS HOLDING AG
        REGISTERED SHARES            $ 2,068,775      0.5%
        Develops and produces switches,
        motors and programmable control
        devices. The company's products
        are mainly used in the
        automobile, heating & air
        conditioning and
        telecommunications industries.
        (cost $1,298,119)

19,460  SWISSLOG HOLDING, INC.
        REGISTERED SHARES              9,542,724      2.2
        Provides turnkey delivery of
        automated material handling
        systems, storage, order picking
        and transport systems. Delivers
        its systems to production,
        distribution and service
        companies throughout Europe.
        (cost $5,070,074)

 5,108  TECAN AG
        REGISTERED SHARES              4,887,574      1.1
        Manufactures and distributes
        components and complete
        solutions for the automation of
        laboratory processes.
        (cost $2,755,035)

 4,500  THE SWATCH GROUP OF SWITZERLAND
        BEARER SHARES                  5,720,853      1.3
        Manufactures watches, watch
        components and microelectronics.
        Produces machine tools for
        scientific, medical and
        industrial use and small
        electric and alternative fuel
        compact cars worldwide.
        (cost $2,680,890)
                                     -----------     ----
                                      63,036,816     14.5

                                                    Percent
 No. of                                              of Net
 Shares        Security                 Value        Assets
--------------------------------------------------------------------------------

FOOD & LUXURY GOODS -- 10.6%

   300  LINDT & SPRUNGLI AG
        REGISTERED SHARES            $ 1,655,020      0.4%
        Major manufacturer of premium
        Swiss chocolates.
        (cost $1,196,399)

22,200  NESTLE AG1
        REGISTERED SHARES             44,429,938     10.2
        Largest food and beverage
        processing company in the world.
        (cost $13,121,037)
                                     -----------     ----
                                      46,084,958     10.6

INSURANCE -- 8.6%

 3,000  BALOISE HOLDING
        REGISTERED SHARES              2,979,036      0.7
        Medium-sized insurer active in
        all sectors of insurance.
        (cost $169,640)

10,000  SCHWEIZERISCHE RUCKVERSICHERUNGS-
        GESELLSCHAFT (SWISS REINSURANCE
        COMPANY)1
        REGISTERED SHARES             20,381,268      4.7
        Second largest reinsurance
        company in the world.
        (cost $5,838,682)

28,900  ZURICH ALLIED LTD.1
        REGISTERED SHARES             14,278,166      3.2
        A large worldwide insurance
        operator. (cost $4,691,524)
                                     -----------     ----
                                      37,638,470      8.6

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                          THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets (continued)                                June 30, 2000
(Unaudited)

                                                    Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

LIFE SCIENCES -- 17.1%

47,100  NOVARTIS LTD.1
        REGISTERED SHARES           $ 74,602,427     17.1%
        Life science group created by
        the consolidation of Sandoz and
        Ciba-Geigy. Manufactures health
        care products for use in a broad
        range of medical fields, as well
        as agricultural products. The
        second largest pharmaceutical
        entity in the world.
        (cost $24,690,092)
                                     -----------     ----
                                      74,602,427     17.1

MACHINERY -- 3.5%

 5,000  FEINTOOL INTERNATIONAL HOLDING
        REGISTERED SHARES              2,206,694      0.5
        Supplier of integrated systems
        for fine-blanking and forming
        technologies. (cost $1,059,528)

 4,500  GEORG FISCHER AG
        REGISTERED SHARES              1,398,492      0.3
        A mechanical engineering group
        that is a market leader in
        vehicle engineering and pipeline
        systems.
        (cost $1,404,488)

 7,800  MIKRON HOLDING AG
        REGISTERED SHARES              5,742,185      1.3
        Machine tools and milling
        machine producer.
        (cost $2,103,319)

                                                    Percent
 No. of                                              of Net
 Shares        Security                 Value        Assets
--------------------------------------------------------------------------------

MACHINERY -- (CONTINUED)

 3,400  RIETER HOLDING AG
        REGISTERED SHARES            $ 1,146,255      0.3%
        Leading supplier of spinning
        machinery for the textile
        industry. (cost $569,618)

 2,000  SCHINDLER HOLDING AG
        REGISTERED SHARES              2,991,296      0.7
        One of the world's largest
        elevator companies and a leading
        Swiss machinery enterprise.
        (cost $2,569,092)

 2,500  SULZER AG
        REGISTERED SHARES 2            1,662,682      0.4
        Manufactures and sells
        industrial equipment, machinery,
        and medical devices.
        (cost $1,644,520)
                                     -----------     ----
                                      15,147,604      3.5

MISCELLANEOUS INDUSTRIES -- 2.2%

 5,000  HUBER & SUHNER AG
        REGISTERED SHARES              3,080,177      0.7
        Manufactures a wide range of
        products, extending from cables
        for energy and electrical
        transmission to special products
        such as rubber.
        (cost $1,381,216)

30,000  KOMAX HOLDING AG
        REGISTERED SHARES              2,390,585      0.5
        Seller of wire processing
        machines. Most important markets
        are the car industry, household
        appliance industry,
        telecommunication industry as
        well as the electronics
        industry.
        (cost $1,332,269)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 2000
(Unaudited)

                                                    Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

MISCELLANEOUS INDUSTRIES -- (CONTINUED)

 2,500  PHOENIX MECANO AG
        BEARER SHARES              $   1,425,156      0.4
        Leading Swiss packaging
        manufacturer for the mechanical
        engineering and electronics
        industry. (cost $1,179,117)

 3,730  SIA ABRASIVES HOLDING AG
        REGISTERED SHARES 2              514,435      0.1%
        Develops, manufactures and
        markets surface treatment,
        upgrade and polishing systems
        for various materials.
        (cost $550,006)

 7,500  UNAXIS HOLDINGS
        REGISTERED SHARES            $ 2,036,594      0.5
        Provider of systems and IT
        services, including
        semiconductors, data storage and
        displays, as well as surface
        technology and space
        applications.
        (cost $1,907,755)
                                     -----------     ----
                                       9,446,947      2.2

MISCELLANEOUS SERVICES -- 5.6%

15,000  ADECCO SA1
        BEARER SHARES                 12,743,656      2.9
        Leading personnel and temporary
        employment company.
        (cost $5,142,887)

 3,500  COMPAGNIE FINANCIERE RICHEMONT AG
        BEARER SHARES                  9,429,018      2.1
        Investment company with
        principal interests in luxury
        goods and tobacco.
        (cost $3,155,503)

                                                    Percent
 No. of                                              of Net
 Shares        Security                 Value        Assets
--------------------------------------------------------------------------------

MISCELLANEOUS SERVICES -- (CONTINUED)

 3,300  PUBLIGROUPE LTD.
        PARTICIPATION CERTIFICATES   $ 2,467,819      0.6
        Largest Swiss advertising
        intermediary. (cost $636,003)
                                     -----------     ----
                                      24,640,493      5.6

PHARMACEUTICALS -- 14.0%

 5,000  ACTELION LTD.
        REGISTERED SHARES              1,630,501      0.4%
        Develops and markets synthetic
        small-molecule drugs against
        diseases related to the
        endothelium. (cost $796,032)

 5,300  ROCHE HOLDINGS LTD.1
        DIVIDEND RIGHTS CERTIFICATES  51,590,045     11.8
        Worldwide pharmaceutical
        company. (cost $13,091,249)

 9,600  SERONO SA
        BEARER SHARES                  8,002,942      1.8%
        Develops and markets
        biotechnology products.
        (cost $2,779,562)
                                     -----------     ----
                                      61,223,488     14.0

RETAILERS -- 1.6%

 1,200  BON APPETIT HOLDING AG
        REGISTERED SHARES                772,343      0.2
        Swiss market leader that
        operates "Cash and Carry".
        (cost $432,551)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                June 30, 2000
(Unaudited)

                                                    Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)

RETAILERS -- (CONTINUED)

10,000  CHARLES VOEGELE HOLDING AG2  $ 1,967,635      0.5
        Manufactures and markets a
        variety of clothing items for
        men, women and children.
        Operates approximately 385
        retail stores in Switzerland,
        Germany, Austria, and the
        Benelux region.
        (cost $1,462,733)

 1,500  JELMOLI HOLDING LTD.
        BEARER SHARES                  1,884,884      0.4
        Operates a network of
        retail/service outlets
        throughout Switzerland,
        including local dry cleaners,
        auto body shops, opticians,
        interior decorators, travel
        agencies, restaurants,
        pharmacies and retailers.
        (cost $888,220)

 8,000  VALORA HOLDING AG
        REGISTERED SHARES              2,221,405      0.5
        Operates restaurants, food
        vending machines and specialty
        retail stores. (cost $1,817,759)
                                    ------------     ----
                                       6,846,267      1.6

TELECOMMUNICATIONS -- 1.2%

15,000  SWISSCOM AG
        REGISTERED SHARES              5,194,925      1.2
        Operates public
        telecommunication networks and
        offers network application
        services. (cost $5,049,193)
                                    ------------     ----
                                       5,194,925      1.2

TRANSPORTATION -- 0.2%

 6,500  SAIRGROUP HOLDING LTD.
        REGISTERED SHARES            $ 1,083,732      0.2%
        Switzerland's largest airline
        company. (cost $1,329,343)
                                    ------------     ----
                                       1,083,732      0.2

834,333 TOTAL COMMON STOCKS
        (Cost $178,483,776)         $430,894,225     98.8%

        OTHER ASSETS IN EXCESS OF
        LIABILITIES                    5,079,858      1.2
                                    ------------     ----

        NET ASSETS APPLICABLE TO
        23,876,237 SHARES OF
        COMMON STOCK
        OUTSTANDING                 $435,974,083    100.0%
                                    ============    =====
        NET ASSET VALUE PER SHARE
        ($435,974,083 (DIVIDE)
        23,876,237)                       $18.26
                                          ======

--------------------------------------------------------------------------------
1 ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
2 NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations                   For the Six Months Ended June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends (Less foreign taxes withheld of $731,230) .....     $  4,144,075
                                                                   ------------
EXPENSES:
     Investment advisory fee .................................        1,591,335
     Administration fee ......................................          166,569
     Professional fees .......................................          149,068
     Directors' fees and related expenses ....................          117,257
     Custodian fees ..........................................           69,648
     Accounting fee ..........................................           62,243
     Printing and postage fees ...............................           42,248
     Franchise tax ...........................................           39,004
     Transfer agent fee ......................................           38,826
     Miscellaneous ...........................................           65,108
                                                                   ------------
       Total expenses ........................................        2,341,306
                                                                   ------------
Net investment income ........................................        1,802,769
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain from securities transactions ..........        9,930,102
     Net realized foreign exchange loss ......................          (97,970)
     Change in unrealized appreciation/depreciation of
       investments ...........................................        7,284,176
     Change in unrealized appreciation/depreciation on
       translation of assets and liabilities
       denominated in foreign currency .......................           63,165
                                                                   ------------
       Net gain on investments ...............................       17,179,473
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $ 18,982,242
                                                                   ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                       For the Six        For the
                                                                      Months Ended      Year Ended
                                                                        June 30,       December 31,
                                                                          2000 1           1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income .......................................   $   1,802,769    $     217,436
     Net realized gain from securities transactions ..............       9,930,102       26,511,278
     Net realized foreign exchange loss ..........................         (97,970)      (1,880,394)
     Change in unrealized appreciation/depreciation of investments       7,284,176
                                                                                        (39,948,195)
     Change in unrealized appreciation/depreciation on translation
       of assets and liabilities denominated in foreign currency .          63,165         (174,500)
                                                                     -------------    -------------
     Net Increase/(Decrease) in Net Assets Resulting
       from Operations ...........................................      18,982,242      (15,274,375)
                                                                     -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net Investment Income .......................................            --           (739,261)
     Capital Gains ...............................................      (1,087,202)     (25,045,011)
                                                                     -------------    -------------
       Total distributions to shareholders .......................      (1,087,202)     (25,784,272)
                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS:
     Value of shares issued in reinvestment of dividends .........      12,126,372             --
     Value of shares repurchased through stock buyback ...........     (10,645,847)     (12,258,663)
                                                                     -------------    -------------
     Total increase/(decrease) from capital share transactions ...       1,480,525      (12,258,663)
                                                                     -------------    -------------
     Total increase/(decrease) in net assets .....................      19,375,565      (53,317,310)
NET ASSETS:
     Beginning of period .........................................     416,598,518      469,915,828
                                                                     -------------    -------------
     End of period ...............................................   $ 435,974,083    $ 416,598,518
                                                                     =============    =============

--------------------------------------------------------------------------------
1 UNAUDITED.

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                For the Six                 For the Years Ended December 31,
                                                Months Ended    -----------------------------------------------------------
                                               June 30, 2000 5    1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE1:
     Net asset value at beginning of year .....   $  17.52     $  19.07    $  16.48    $  12.07    $  12.28    $   9.90
                                                  --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income/(expenses in
       excess of income) ......................       0.04         0.01        0.00 4     (0.02)       0.05        0.03
     Net realized and unrealized gain/(loss)
       on investments2 ........................       0.86        (0.48)       3.60        4.86        0.12        3.41
                                                  --------     --------    --------    --------    --------    --------
     Total from Investment Operations .........       0.90        (0.47)       3.60        4.84        0.17        3.44
                                                  --------     --------    --------    --------    --------    --------
     Capital charge resulting from the issuance
       of fund shares .........................      (0.12)          --          --          --          --       (0.73)
                                                  --------     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income .....         --        (0.03)      (0.07)         --       (0.05)      (0.03)
     Distributions from net realized
       capital gains ..........................      (0.04)       (1.05)      (0.94)      (0.43)      (0.33)      (0.30)
                                                  --------     --------    --------    --------    --------    --------
     Total distributions ......................      (0.04)       (1.08)      (1.01)      (0.43)      (0.38)      (0.33)
                                                  --------     --------    --------    --------    --------    --------
     Net asset value at end of year ...........   $  18.26     $  17.52    $  19.07    $  16.48    $  12.07    $  12.28
                                                  ========     ========    ========    ========    ========    ========
     Market value per share, end of year ......   $  14.75     $  13.81    $  16.00    $  13.72    $   9.94    $  10.63
                                                  ========     ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN3:
     Based on market value per share ..........       7.13%       (7.06)%     23.82%      42.66%      (2.93)%     16.27%
     Based on net asset value per share .......       4.50%       (1.09)%     22.89%      41.08%       1.98%      28.20%
RATIOS TO AVERAGE NET ASSETS:
     Expenses .................................       1.13%6       1.11%       1.09%       1.17%       1.22%       1.38%
     Net investment income/(expenses
       in excess of income) ...................       0.87%6       0.05%       0.01%      (0.14)%      0.25%       0.27%
SUPPLEMENTAL DATA:
     Net assets at end of year (000) ..........   $435,974     $416,599    $469,916    $406,030    $296,008    $301,204
     Average net assets during period (000) ...   $418,108     $428,072    $464,967    $354,923    $306,069    $231,234
     Portfolio turnover rate ..................          7%          14%         13%         13%         19%         10%

--------------------------------------------------------------------------------
1 PER SHARE AMOUNTS FOR THE YEARS ENDED  DECEMBER 31, 1995 THROUGH  DECEMBER 31,
  1997 HAVE BEEN RESTATED TO REFLECT 2:1 STOCK SPLIT EFFECTIVE OCTOBER 16, 1998. 2 INCLUDES NET REALIZED CURRENCY GAIN/(LOSS).
3 TOTAL  INVESTMENT  RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL  INVESTMENT
  RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. RETURNS FROM 1998, 1997 AND 1995 HAVE BEEN RESTATED TO REFLECT SUBSEQUENT CHANGES TO DIVIDEND REINVESTMENT CALCULATIONS.
4 LESS THAN $0.01 PER SHARE.
5 UNAUDITED.
6 ANNUALIZED.

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES -- The Swiss Helvetia Fund, Inc. (the "Fund") which was incorporated in Delaware on October 24, 1986 and began operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

   When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the income and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

   VALUATION OF SECURITIES -- The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

   FOREIGN CURRENCY TRANSLATION-- The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

o The Fund adjusts asset and liability accounts to reflect the exchange rate at the end of the period.

o The Fund includes in the period's net realized foreign exchange gain or loss, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

   It is not practical for the Fund to distinguish the portion of its operation results attributable to exchange rate changes from the portion attributable to market price changes.

   FEDERAL INCOME TAXES -- The Fund determines its distributions according to income tax regulations, which may be different from accounting principles generally accepted in the United States. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

   The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company under Subchapter M of the Internal Revenue Code. As long as it maintains this status and distributes to its shareholders all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES -- Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's month-end net assets. This fee is calculated and paid monthly at the following annual rates. 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount over $600 million. For the six months ended June 30, 2000, advisory fees were $1,591,335 of

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

   which, $273,538 was payable at the end of the period. The Fund paid Hottinger & Cie $2,518 in brokerage commissions for the six months ended June 30, 2000.

   Investment Company Capital Corp. ("ICCC"), is the Fund's administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the Fund's average net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $250 million, 0.05% of the next $250 million and 0.03% of the amount over $500 million. For the six months ended June 30, 2000, administration fees were $166,569 of which, $28,228 was payable at the end of the period.

   Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICCC.

   PFPC Trust Company is the Fund's custodian and PFPC, Inc. is the Fund's transfer agent. PFPCTrust Company and the Fund have entered into an agreement with Credit Suisse First Boston that provides for the custody of Swiss securities that the Fund holds.

C. CAPITAL SHARE TRANSACTIONS -- The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 55,321 of the 23,876,237 shares outstanding on June 30, 2000.

D. STOCK REPURCHASE PROGRAM -- On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange. On December 7, 1999 the Fund announced that its Board of Directors had increased this authorization by 2,000,000 shares. The Board of Directors and Management expect to make these purchases from time to time during 2000. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. This may also have the effect of temporarily reducing the current discount of approximately 20 percent. During the six months ended June 30, 2000 the Fund repurchased and retired 765,000 shares for $10,645,847 at an average price of $13.92 (includes broker commissions) and a weighted average discount of 20.70%.

   Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock in the open market in addition to the above program.

E. DIRECTORS' FEES -- The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $8,200 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $9,025. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings. For the six months ended June 30, 2000 accrued directors' fees were $38,188.

F. INVESTMENT  TRANSACTIONS -- Excluding  short-term  obligations,  purchases of
   investment  securities   aggregated   $27,337,998  and  sales  of  investment
   securities aggregated $49,792,695 for the six months ended June 30, 2000.

   On June 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $252,912,029 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $501,580.

G. FEDERAL INCOME TAX INFORMATION -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.

H.  NET ASSETS-- At June 30, 2000, net assets consisted of:

    Paid-in capital ........................  $172,196,536
    Undistributed net investment income ....     1,664,416
    Undistributed net realized gain from
       security and currency transactions ..     9,843,802
    Unrealized appreciation of investments .   252,410,449
    Unrealized currency translation loss ...      (141,120)
                                              ------------
                                              $435,974,083
                                              ============

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CODE OF ETHICS

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940. The Codes of Ethics apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes of Ethics is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund.

The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS

The following information summarizes all distributions declared by the Fund during the six months ended June 30, 2000.

Domestic Ordinary Income                 --
Foreign Source Income                    --
                                     ------
   Total Ordinary Income                 --
                                     ======
Long-Term Capital Gains               $0.04
                                     ------
   Total Distributions                $0.04
                                     ======

The Fund's long-term capital gain distributions of $0.04 per share are all taxable at the 20% capital gains rate.

Foreign Taxes Paid or Withheld

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

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                                       18
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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

                              AMENDMENT TO BY-LAWS
                              --------------------

At the Board of Directors Meeting held on May 19, 2000, the Board adopted an amendment to the By-Laws, as follows:1) to eliminate the ability of stockholders to call a special meeting of stockholders; 2) to provide procedures that must be followed in order for stockholders to act by written consent; 3) to provide that only stockholders of record can submit proposals under the Fund's advance notice By-Law; 4) to require that stockholders seeking to act under the advance notice By-Law indicate whether they will solicit proxies; 5) to provide that Directors of the Fund be removed by stockholders only for cause; and 6) to increase the percentage of stockholders required to amend, alter or repeal the By-Laws to 75 percent of the total outstanding stock of the Fund entitled to vote at any annual or special meeting.The exact text of the amendment to the By-Laws has been filed with the Securities and Exchange Commission.

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                                       19

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Proxy Results (Unaudited)


At the annual stockholders' meeting held in May 2000, shareholders voted on the following proposals. The description of each proposal and number of shares voted are as follows:

1. TO ELECT THE SWISS HELVETIA DIRECTORS.

                                 SHARES        SHARES VOTED
                                  VOTED          WITHHELD
                                   FOR           AUTHORITY
                              ------------      -----------
Paul Hottinguer                19,147,093        2,825,916
Claude Mosseri-Marlio          19,135,550        2,837,459
Stephen K.West, Esq.           19,125,233        2,847,776


2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE FUND.

                    FOR                AGAINST           WITHHELD       NO VOTE
                 ----------        ----------------    ------------      ------
                 19,353,425            131,669          2,487,913           2


3. TO APPROVE A STOCKHOLDER ADVISORY PROPOSAL.

                     IN FAVOR OF THE PROPOSAL       NOT IN FAVOR OF THE PROPOSAL
                     ------------------------       ----------------------------
                             6,526,945                       15,446,064

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                                       20

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

THE PLAN

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The  Plan  is  designed  to  allow  all   stockholders  an  opportunity  to
participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are reinvested in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

     To start the Plan with a specific dividend, please forward the required form to your broker or PFPC 10 days prior to the record date for that dividend.

HOW DOES THE PLAN WORK?

     When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares.

3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

     If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?

     You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     You may terminate your account under the Plan by notifying your broker or PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Questions and correspondence concerning the Plan should be directed to:

     PFPC, Inc.
     P.O. Box 8950
     Wilmington, Delaware, 19899
     1-800-852-4750

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                                       21
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